Supplement to

CALVERT SOCIAL INVESTMENT FUND

Calvert Balanced, Bond, Equity, Large Cap Core and Money Market Portfolios

CALVERT SOCIAL INDEX SERIES, INC.

Calvert Social Index Fund

Statement of Additional Information dated January 31, 2013, as revised April 30, 2013

Date of Supplement: September 19, 2013

The Calvert Social Investment Fund Board of Trustees (the “Board”) has approved, effective as of September 11, 2013, (1) the removal of New Amsterdam Partners LLC (“New Amsterdam”) as an investment subadvisor for Calvert Balanced Portfolio (the “Fund”) and (2) the assumption of responsibility by the current investment advisor, Calvert Investment Management, Inc., for the day-to-day management of the equity assets previously managed by New Amsterdam.  In addition, the Board has approved a reduction in the Fund’s investment advisory fee, effective December 1, 2013.

Please note the following changes to the Statement of Additional Information:

Supplement the section “Investment Advisor and Subadvisors” on page 45 as follows:

Effective December 1, 2013, under the Investment Advisory Agreement, the Advisor receives an annual fee, payable monthly, of 0.41% of the first $500 million of the Calvert Balanced Portfolio's average daily net assets, 0.385% of the next $500 million of such assets, and 0.35% of all assets above $1 billion.

Under “Investment Advisor and Subadvisors — Subadvisors” on page 46, delete the second paragraph regarding New Amsterdam.

Under the “Portfolio Manager Disclosure” section beginning on page 46, delete all references to New Amsterdam as Subadvisor for Calvert Balanced Portfolio.

Under “Portfolio Manager Disclosure – Other Accounts Managed by Fund Portfolio Managers – Calvert Balanced Portfolio” on page 46, “Portfolio Manager Disclosure – Potential Conflicts of Interest in Managing a Fund and Other Accounts – Calvert Balanced Portfolio” on page 50, and “Portfolio Manager Disclosure – Compensation of Fund Portfolio Managers – Calvert Balanced Portfolio on page 53, add the following above the heading “Calvert: Natalie A. Trunow”:

Asset and Portfolio Manager Allocations; Equity Investments